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                                                                    Exhibit 23.2
                                                                    ------------



Consent of Independent Auditors

We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the GenCorp Inc. 1997 Stock Option Plan of our report dated January 9, 1997, with respect to the consolidated financial statements of GenCorp Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended November 30, 1996, filed with the Securities and Exchange Commission.

                                               Ernst & Young LLP


Akron, Ohio
September 12, 1997